THE RBB FUND, INC.

Robeco Investment Funds

Robeco Boston Partners Mid Cap Value Fund

(INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

Supplement dated March 12, 2010

to the Institutional Class and Investor Class Prospectuses

dated December 31, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

At a meeting of the Board of Directors of The RBB Fund, Inc. (the “Board”) held on March 11, 2010, the Board unanimously voted to approve, subject to shareholder approval, the Agreement and Plan of Reorganization whereby the Boston Partners Mid Cap Value Fund (the “Fund”) would be reorganized into the John Hancock Disciplined Mid Cap Value Fund (the “New Fund”). The New Fund is a newly organized series of John Hancock Funds III with substantially identical investment objectives to the Fund, but it will be offered and managed through the John Hancock organization. Robeco Investment Management, Inc. would serve as the New Fund’s subadviser with responsibility for the day-to-day portfolio management and John Hancock Investment Management Services, LLC would act as the New Fund’s adviser.

A Special Meeting of Shareholders of the Fund will be held on or about July 7, 2010 at which shareholders of the Fund will be asked to consider and approve the Agreement and Plan of Reorganization. Shareholders of record of the Fund as of April 8, 2010 will be entitled to vote and should expect to receive a prospectus providing more information about the New Fund and a proxy statement describing the proposed reorganization. If approved by shareholders at the Special Meeting, the reorganization will take place at the close of business on or about July 9, 2010.

Please retain this Supplement for future reference.